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                                                                   Exhibit 10.15




[LOGO]            AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET
               (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)



1.   BASIC PROVISIONS ("BASIC PROVISIONS")

     1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only May 7, 2001, is made by and between Edward Silver, Co-Trustee of the Silver Trust and Paul Weinstein, Co-Trustee of the Weinstein Trust, dba PTL Realty ("LESSOR") and Infogrames, Inc., a Delaware corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 2230 Broadway Avenue, Santa Monica located in the County of Los Angeles, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "PROJECT", if the property is located within a Project) a red brick industrial type building, one story with mezzanine, containing approximately 17,400 square feet, together with all surrounding land, parking (free of charge) and improvements owned by Lessor as shown on Exhibit "A". ("PREMISES"). (See also Paragraph 2)

     1.3 TERM: Five years and 0 months ("ORIGINAL TERM") commencing May 15, 2001 ("COMMENCEMENT DATE") and ending May 14, 2006 ("EXPIRATION DATE"). (See also Paragraph 3)

     1.4 EARLY POSSESSION: Subject to the existing tenant vacating the Property, immediately upon Lease execution ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

     1.5 BASE RENT: $55,680 per month ("BASE RENT"), payable on the first day of each month commencing July 1, 2001 (See also Paragraph 4)
[X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6 BASE RENT PAID UPON EXECUTION: $83,520 as Base Rent for the period May 15, 2001 through June 30, 2001

     1.7  SECURITY DEPOSIT: $55,680 ("SECURITY DEPOSIT"). (See also Paragraph 5)

     1.8  AGREED USE: General office. (See also Paragraph 6)

     1.9 INSURING PARTY. Lessor is the "INSURING PARTY" unless otherwise stated herein. (See also Paragraph 8).

     1.10 REAL ESTATE BROKERS: (See also Paragraph 15)

          (a) REPRESENTATION: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[X] Tenzer Commercial represents Lessor exclusively ("LESSOR'S BROKER");
[X] Cresa Partners represents Lessee exclusively ("LESSEE'S BROKER"); or
[ ] represents both Lessor and Lessee ("DUAL AGENCY").

          (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement.

     1.11

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 66 and Inserts, all of which constitute a part of this Lease.

2.   PREMISES.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth is this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

     2.2  CONDITION. See Addendum.

     2.3. COMPLIANCE. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Applicable Requirements (namely, all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances) are hereafter changed or enforced against the Project so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:


                                                                 FORM STN-6-2/97

                                     PAGE 1






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          (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last year of this Lease and the cost thereof exceeds three (3) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to three (3) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure.

          (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use from general office use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

     2.4 Acknowledgements. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility thereof as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     2.5

3.   Term.

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent, Real Property Taxes and insurance premiums shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

     3.3 Delay In Possession, Lessor agrees to use its commercially reasonable efforts to deliver possession of the Premises to Lessee by the Early Occupancy Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within 30 days after the Commencement Date, Lessee may, at its option, by notice in writing cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. Except as otherwise provided, if possession is not tendered to Lessee by the Commencement Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

     3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.   Rent.

     4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

     4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said months. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

     5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease beyond applicable notice and cure periods, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

                                                                 FORM STN-6-2/97

                                     PAGE 2

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6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises provided, however, that in no event shall Lessee use the Premises or any portion thereof for manufacturing, restaurant or any use which involves a Hazardous Substance, other than customary cleaning supplies. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use. Lessor shall not at any time during the Term enter into any covenant, condition or restriction, easement or any other document or matter affecting title of the Premises or any part thereof which would prohibit Lessee from using the Premises as general office.

     6.2  HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. To Lessor's actual knowledge, without a duty of inquiry or investigation, Lessor represents and warrants to Lessee that the Premises are free from any Hazardous Substances. In the event any Hazardous Substances are determined to be located in or about the Premises during Lessor's or Lessee's construction of its improvements, Lessor shall, at Lessor's sole cost and expense, remove and remediate such Hazardous Substances as required by applicable law as soon as commercially reasonable thereafter. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance brought onto the Premises by Lessee during the Term with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements).

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

          (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, wither or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused to the extent materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee.

          (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION, CANCELLATION OR RELEASE AGREEMENT, EXCEPT BY A GENERAL RELEASE SIGNED BY BOTH PARTIES ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE LESSEE FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIFICALLY SO AGREED BY LESSOR IN WRITING AT THE TIME OF SUCH AGREEMENT.

          (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all damages, liabilities, judgments, claims, expenses, penalties, and reasonable attorneys and consultants' fees arising out of or involving any Hazardous Substances on the Premises prior to the Commencement Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date underground migration or caused by the gross negligence of willful acts of Lessor, its agents or employees unless such remediation measure is required as a result of Lessee's non-general office use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

          (g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in last date that Lessee could legally utilize the Premises without the remediation of the Hazardous Substance Condition unless such condition threatens the health and safety of the occupants of the Premises, in Lessee's reasonable discretion, in which event the Lease shall terminate immediately. .

     6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, and the requirements of any applicable fire insurance underwriter or rating bureau, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, after 24 hour prior written notice (or oral notice to on-site manager) for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

                                                                 FORM STN-6-2/97


                                     PAGE 3

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7.   Maintenance; Repairs, Utility Installations; Trade Fixtures and
     Alterations.

     7.1  LESSEE'S OBLIGATIONS.

          (a) IN GENERAL. Subject to the provisions of 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in condition and repair as when received, ordinary wear and tear and casualty excluded (other than casualty to Utility Installations and Alterations caused by Lessee) whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, interior walls and interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, skylights, landscaping, fences, retaining walls, signs, sidewalks located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in condition and repair as when received, ordinary wear and tear and casualty excluded (other than casualty to Utility Installations and Alterations caused by Lessee) shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in condition and state of repair as when received, ordinary wear and tear and casualty excluded (other than casualty to Utility Installations and Alterations caused by Lessee). Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of the building when received, including, when necessary, the exterior repainting of the Building.

          (b) SERVICE CONTRACTS. Within thirty (30) days after the Commencement Date Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements ("Basic Elements"), if any, if and when installed on the Premises: (i) HVAC equipment, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof drains, (viii) basic utility feed to the perimeter of the Building, and
(ix) any other equipment, if reasonably required by Lessor.

          (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 37 1/2% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgement of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee except for the foundations, exterior walls, roof, parking lot and driveways which Lessor shall repair in a timely basis, at its sole cost and expense. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

          (A) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent , which consent shall not be unreasonably withheld and shall be granted or denied within ten (10) business days, which ten (10) business days will commence to run from the date of receipt by Lessor of a copy of all of the items outlined in Paragraph 7.3(b) below. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing load bearing walls.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to $250,000 Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor reasonably elects to participate in any such action because it reasonably believes it needs to do so in order to protect its interests, Lessee shall pay Lessor's attorneys' fees and costs.

     7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (A) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

          (b) REMOVAL. By delivery to Lessee of written notice from Lessor at the time of consent, if required, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

          (c) SURRENDER/RESTRICTION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in condition and state of repair as when received ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee.

                                                                 FORM STN-6-2/97

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 30 days following receipt of an invoice. Notwithstanding the foregoing, any deductible for earthquake insurance shall be amortized over 7 years.

     8.2  LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT". The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, if greater but in no event more than the commercially reasonable and available insurable value thereof and shall be maintained under an "all-perils" policy of insurance. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss. To the extent of an insured loss, Lessor shall use its commercially reasonably efforts to recover such insurance proceeds from insurance maintained pursuant to this Paragraph 8.3(a).

          (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c)

     8.4  LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

          (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $10,000 per occurrence other than flood and earthquake. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain in a commercially reasonably amount extra expense insurance.

          (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property business operations or obligations under this Lease.

     8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be reasonably required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification below the limits of coverage or other requirements of this Paragraph 8, except after the insurer endeavoring to give thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or upon 5 days written notice Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, upon 5 days written notice the other Party may, but shall not be required to, procure and maintain the same.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 To the extent not covered by property insurance required to be carried by Lessor under Paragraph 8(a) of the Lease or actually carried by Lessor, Lessee shall indemnify, defend and hold harmless Lessor and its Related Parties (defined below) (collectively, "Lessor Parties"), from and against any and all loss, cost, damage, liability, claim or expense (including without limitation attorneys' fees and costs) of any kind for loss or damage to property of Lessor and/or its Related Parties or for any injury to or death of any person, arising out of (i) the use and occupancy of the Premises by Lessee or by anyone claiming through Lessee; (ii) the conduct of Lessee's business in the Premises; (iii) any breach or default by Lessee and/or its Related Parties of any of Lessee's obligations under this Lease; and (iv) any other acts or omissions of Lessee or of anyone claiming through or under Lessee in the Premises (after expiration of applicable cure periods set forth in this Lease) either prior to, during or after the expiration of the Lease Term, except for matters caused by Lessor Parties' negligence or willful misconduct. Lessee shall, at Lessee's expense and by counsel reasonably satisfactory to Lessor, defend Lessor in any action or proceeding arising from any such claim and shall indemnify Lessor against all costs, attorneys' fees, expert witness fees and any other reasonable expenses incurred in such action or proceeding. To the extent not covered by insurance required to be carried or actually carried by Lessee, Lessor shall indemnify, defend and hold harmless Lessee and its Related Parties (collectively, "Lessee Parties") against and from any and all loss, cost, damage, expense, liability and claims (including without limitation, attorneys' fees and costs) of any kind for loss or damage to property of Lessee and/or its Related Parties, or for any injury to or death of any person, arising out of (i) the Lessor Parties' gross negligence or willful misconduct, and (ii) any Breach by Lessor and/or its Related Parties of any of Lessor's obligations under this Lease, except for matters caused by Lessee Parties' negligence or willful misconduct; provided, however, that the foregoing indemnity in favor of Lessee shall be specifically limited by the terms and provisions of Paragraph 8.8 of this Lease, and nothing contained herein shall create any additional liability for Lessor (for example, this indemnity shall not (a) cover any damage to Lessee's property or equipment located within the Premises, notwithstanding that the cost to repair such damage exceeds Lessee's insurance proceeds, and (b) create any liability to Lessor for any injury to Lessee's business or for any loss of income or profit therefrom). Lessor shall, at Lessor's expense and by counsel reasonably satisfactory to Lessee, defend Lessee in any action or proceeding arising from any such claim and shall indemnify Lessee against all costs, attorneys' fees, expert witness fees and any other reasonable expenses incurred in such action or proceeding. The "Related Parties" of an entity or individual (where appropriate) include, but are not limited to, all past, present and future members, employees, officers, directors, shareholders, contractors, subcontractors, invitees, customers, trust beneficiaries, partners, joint venturers, agents, successors, assigns, heirs, personal representatives, administrators, parent entities, subsidiaries and affiliates of that entity or individual (where appropriate). Notwithstanding anything to contrary set forth in this Lease, Lessee's agreement to indemnify Lessor and Lessor's agreement to indemnify Lessee pursuant to this Lease are not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Lessee or Lessor pursuant to the provision of this Lease, to the extent such policies cover, or if carried, would have covered the matters subject to the parties' respective indemnification obligations. The provisions of this Paragraph 8.7 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.



     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom. Notwithstanding Lessee's breach of this Lease, Lessee shall under no circumstances be liable to Lessor for any loss of income or profit suffered by Lessor at any other building owned by Lessor.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises including without limitation, damage caused by the events described in Section 8.8, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 270 days or less from the date of the damage or destruction.


                                                                 FORM STN-6-2/97

Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 270 days or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements installed by Lessee full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises constructed by Lessee unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 30 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 30 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 30 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect; or (ii) have this Lease terminate thirty (30) days thereafter. Lease shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance maintained by Lessor shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, and the replacement cost exceeds $25,000 unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage in excess of $25,000 without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds or assurance are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice. If the Premises Partial Damage that is not an Insured Loss occurs and the Replacement Cost is less than or equal to $25,000.00 (as reasonably determined by Lessor, subject to verification by a mutually agreeable contractor, if necessary), Lessor shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor or Lessee may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to the other party within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

     (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee to the extent feasible in view of the situation and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein. In addition, in the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is responsible, Lessee shall not have the right to abate any Rent payable under this Lease; provided, however, that upon the happening of such event, Lessor shall take such commercially reasonable actions as may be necessary (other than amending this Lease), at Lessee's sole cost and expense, to allow Lessee to pursue and recover such insurance proceeds under such insurance obtained by Lessor pursuant to Paragraph 8.3(b) of this Lease.

          (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 80 days after such obligation shall accrue or 90 days after receipt of all necessary permits, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean the beginning of the actual work on the Premises.

     9.7 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

     9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

     9.9 OUTSIDE DATE FOR COMPLETION. Notwithstanding the terms of this Paragraph 9, following any event of damage or destruction and in the event Lessor is obligated or elects to repair the damage or destruction, if the repairs are not substantially completed (for occupancy) within the lesser of one year from the date of damage or destruction, or 210 days from Lessor's receipt of all permits to necessary to repair such damage, Lessee shall have the right to terminate this Lease, without liability to Lessor, until such time as the repairs are complete, by notice to Lessor (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"). Notwithstanding the foregoing, if Lessee delivers a Damage Termination Notice to Lessor, then Lessor shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Lessee, within five (5) business days of Lessor's receipt of the Damage Termination Notice, a certificate of Lessor certifying that it is Lessor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate, without liability to Lessor, upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring forty-five (45) days after the date of the damage or destruction, Lessee may request that Lessor inform Lessee of Lessor's reasonable opinion of the date of completion of the repairs and Lessor shall respond to such request within five
(5) business days. Notwithstanding anything to the contrary contained in this Lease, in the event of any damage or destruction to Lessee's Trade Fixtures, or Lessee's personal property, all insurance proceeds related thereto shall be paid to Lessee and Lessee may use such proceeds as Lessee sees fit, in Lessee's sole discretion, and Lessee has no obligation to rebuild or replace any Trade Fixtures, or Lessee's personal property in the Premises.


10.  REAL PROPERTY TAXES.

     10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated

                                                                 FORM STN-6-2/97
     with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. Except as expressly limited herein, the term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises. There shall be included within the definition of "Real Property Taxes" with respect to any calendar year only the amount currently payable on bonds and assessments (which shall be paid in the maximum number of installments, to the extent such bonds or assessments permit payment in installments without any additional material acts), including interest for such tax calendar year or the current annual installment for such calendar year. Notwithstanding anything to the contrary contained in the Lease, Real Property Taxes shall not include (i) any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Lessor's general or net income (as opposed to rents or receipts), (ii) penalties incurred as a result of Lessor's negligence, inability or unwillingness to make payments of, and/or to file any tax or informational returns with respect to, any real property taxes or assessments, when due, (iii) any increase in Real Property Taxes as a result of a sale, refinance, change in ownership or any other event outside of Lessee's control or (iv) any other taxes or assessments charged or levied against Lessor which are not directly incurred as a result of the operation of the Premises. Lessee may, at its sole option, pursue claims for reductions in Real Property Taxes, in the name of Lessor, if necessary, and Lessor agrees to reasonably cooperate with Lessee in furtherance thereof. Any tax refunds and/or savings achieved by Lessee or Lessor due to such tax challenge or which are otherwise applicable to the Lease Term shall be the sole property of Lessee.

     10.2 Real Property Taxes

          (a) Payment of Taxes. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made before the later of (i) 30 days after the receipt of the bill from Lessor, and (ii) at least ten (10) days prior to any delinquency date. If requested by Lessor, Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. Notwithstanding the foregoing, Lessor shall have the right to pay the Real Property Taxes, and Lessee shall reimburse Lessor therefor upon demand.

          (b) Advance Payment. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty
(20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, within five (5) days of demand, such additional sums as are necessary to pay such obligations. Any overpayments of Real Property Taxes shall be reimbursed to Lessee. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest.

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within (15) days after receipt of a written statement.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

12.  Assignment and Subletting.

     12.1 Lessor's Consent Required.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment" or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which shall not be unreasonably withheld and shall be granted or denied within 10 business days.

          (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of (50%) or more of the voting control of Lessee shall constitute a change in control for this purpose. See Addendum.

          (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may terminate this Lease.

          (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease (prorated for a subtenant), (ii) release Lessee of any obligations thereunder, or (iii) after the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

          (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

          (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

          (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $2,500 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice



                                                                 FORM STN-6-2/97
from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim for Lessee to the contrary.

          (b) In the event of a Breach by Lessee, Lessor may, at its opinion, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

          (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent upon the terms of this Paragraph 12.

          (e) Lessor shall deliver a copy of any notice of Default or Breach of Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice.

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

          (a) The abandonment of the Premises, as defined under California law.

          (b) The failure of Lessee to make any payment to Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, within 3 business days when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five (5) business days following written notice to Lessee.

          (c) The failure by Lessee to provide reasonable written evidence of
(i) compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) a Estoppel Certificate, (v) a requested subordination, (vii) any document requested under Paragraph 42 (easements), or (vii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) business days following written notice to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure then it shall not be deemed to be a breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement for the benefit of creditors; (ii) becoming a "DEBTOR" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph
(e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

     13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs of expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If more than two checks given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability



                                                                 FORM STN-6-2/97
under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3


     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after receipt of written notice that such amount is past due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to 5% of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 INTEREST. Any monetary payment due Lessor or Lessee hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus 2% but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

     13.6  BREACH BY LESSOR.

           (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 20 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than 20 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 20 day period and thereafter diligently pursued to completion.

           (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense, and to pay such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor. See Addendum.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building or more than 15% of the parking (or if parking falls below Applicable Requirements) is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.  BROKERS' FEE.

     15.1

     15.2

     15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees, reasonably incurred with respect thereto. Lessor shall pay the brokerage commissions ("Commission") owing to the Brokers in connection with the transaction contemplated by this Lease.

16.  ESTOPPEL CERTIFICATES.

           (a) Each Party (as "RESPONDING PARTY") shall within ten (10) business days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

           (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten business day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall delivery to any potential lender or purchaser designated by Lessor such financial statements as are prepared in the ordinary course of business (or if Lessee is publicly traded a national exchange, what is publicly available), including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid and so long as assumed by transferee in writing, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders and Lessee shall look to the Premises including, without limitation, sale, insurance and condemnation proceeds and rent and to no other assets of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER ARRANGEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by certified or registered mail return receipt requested, Federal Express or other reputable overnight courier service or U.S. Postal Service Express Mail, with postage prepaid, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or date rejected. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor or Lessee of the Default or Breach of any term, covenant or condition hereof by Lessee or Lessor, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by the other party of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 125% of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee and Lessor are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on this security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of foreclosure of a Security Device, and that in the event of such foreclosure, such new

                                                             FORM STN-6-2197
owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject as a condition precedent to receiving a commercially reasonable written non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 except
Section 30.3 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times (during normal business hours and after 24 hours prior written notice or oral notice to the on-site manager for the purpose of showing the same to prospective purchasers, lenders, or lessees (for lessees, only last 6 months of the Term unless Lessee is in Breach) and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. Except as otherwise provided herein, all such activities shall be without abatement of rent or liability to Lessee but Lessor shall use commercially reasonable efforts to minimize interference with Lessee and to reasonably schedule such entries. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent which consent shall not be unreasonably withheld, or delayed. All signs must comply with all Applicable Requirements. See Addendum.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable out of pocket costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting not to exceed $2,500 in aggregate for each sublease or assignment or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.

     37.1

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.  OPTIONS.

     39.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the term of or renew this Lease.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee and Affiliates, and cannot be assigned or exercised by anyone other than said original Lessee and Affiliates.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid after 2 business days notice, (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Base Rent for a period of thirty (30) days after such Rent becomes due after 2 business days notice, (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable non-discriminatory rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including


                                                                 FORM STN-6-2/97
the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. Neither party which fails to pay "under protest" waives its right to later object to such payment.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [ ] is [ ] is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.
--------------------------------------------------------------------------------


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                              Executed at: San Jose
            -------------------------                 --------------------------
on:                                       on:  May 10, 2001
   ----------------------------------        -----------------------------------
By LESSOR:                                By LESSEE:

Edward Silver, as Co-Trustee of the                  /s/ Yves Blehaut
-------------------------------------     --------------------------------------
Silver Trust, and Paul Weinstein, as
-------------------------------------     --------------------------------------
Co-Trustee of the Weinstein Trust
-------------------------------------

By:                                       By:
   ----------------------------------        -----------------------------------
Name Printed: Edward Silver,              Name Printed: Yves Blehaut
             ------------------------                  -------------------------
Title: Co-Trustee of the Silver Trust     Title: Senior Vice President
      -------------------------------           --------------------------------

By: /s/ Paul Weinstein by [illegible]     By:
   ----------------------------------        -----------------------------------
Name Printed: Paul Weinstein,             Name Printed: Lisa Rothblum, Esq.
             ------------------------                  -------------------------
Title: Co-Trustee of the Weinstein        Title: General Counsel
      -------------------------------           --------------------------------
      Trust
      -------------------------------
Address: 5151 Shenandoah Avenue           Address: 417 5th Avenue
        -----------------------------             ------------------------------
Los Angeles, CA 90056                     New York, NY 10016
-------------------------------------     --------------------------------------
a copy of all notices to Lessor shall     a copy of all notices to Lessee shall
also be delivered to:                     also be delivered to the same address
8089 Pinnacle Peak                        as above attention:
Las Vegas, NV 89113                       Facilities Manager

Telephone: (310) 649-0571                 Telephone: (212) 726-6913
          ---------------------------               ----------------------------
Facsimile: (310) 645-9990                 Facsimile: (212) 726-4214
          ---------------------------               ----------------------------
Federal ID No.                            Federal ID No.
              -----------------------                   ------------------------


NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No. (213) 8616



                             See attached inserts.
                                                                 FORM STN-6-2/97

     (C) COPYRIGHT 1997 -- BY AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION.
                              ALL RIGHTS RESERVED.
                  NO PART OF THESE WORKS MAY BE REPRODUCED IN
                    ANY FORM WITHOUT PERMISSION IN WRITING.

the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent of joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. Neither party which fails to pay "under protest" waives its rights to later object to such payment.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty
(30) days after request, deliver to the other party satisfactory evidence of such authority.

45.

46. OFFER. Preparation of this lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out this Lease [ ] IS [ ] IS NOT attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                                 Executed at:  San Jose
            ______________________                        ______________________
on:                                          on: May 6, 2001
   _______________________________               _______________________________

By LESSOR:                                   BY LESSEE: /s/ Yves Blehaut
Edward Silver, as Co-Trustee of the
____________________________________         ___________________________________
Silver Trust, and Paul Weinstein, as
____________________________________         ___________________________________
Co-Trustee of the Weinstein Trust
____________________________________         ___________________________________
By: /s/ Edward Silver                        By: Yves Blehaut
  __________________________________             _______________________________

Name Printed: Edward Silver,                 Name Printed:
              ______________________                      ______________________

____________________________________         ___________________________________

Title: Co-Trustee of the Silver Trust         Title: Senior Vice President
       _____________________________                ____________________________


By:                                          By:
   _________________________________              _____________________________

Name Printed: Paul Weinstein,                 Name Printed: Lisa Rothblum, Esq.
              _____________________                         ____________________

___________________________________           __________________________________
Title: Co-Trustee of the Weinstein Trust      Title: General Counsel
       ____________________________                  ___________________________
Address: 5151 Shenandoah Avenue               Address: 417 5th Avenue
         __________________________                    _________________________
Los Angeles, CA 90056                         New York, NY 10016
___________________________________           __________________________________
a copy of all notices to Lessor               a copy of all notices to Lessee
shall also be delivered to:                   shall also be delivered to the
8089 Pinnacle Peak                            same address as above attention:
Las Vegas, NV 89113                           Facilities Manager
telephone: (310) 649-0571                     Telephone: (212) 726-6913
           ________________________                     ________________________
Facsimile: (310) 645-9990                     Facsimile: (212) 726-4214
           ________________________                     ________________________
Federal ID No._____________________           Federal ID No.____________________

NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax. No. (213) 687-8616.


                              See attached inserts
                                                               FORM STN-6-2/97


 (C)COPYRIGHT 1997- BY AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION. ALL RIGHTS
                                   RESERVED.

   NO PART OF THESE WORKS MAY BE REPRODUCED IN ANY FORM WITHOUT PERMISSION IN
                                    WRITING.

       ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-LESSEE LEASE-NET

            This Addendum to Standard Industrial/Commercial Single-Lessee Lease-Net (the "Addendum") is made a part of the certain Standard Industrial/Commercial Single-Lessee Lease-Net (the "Lease") dated as of May 7, 2001, by and between Edward Silver, as Co-Trustee of the Silver Trust and Paul Weinstein, as Co-Trustee of the Weinstein Trust, individually, dba PTL Realty (collectively, "Lessor"), and Infogrames, Inc., a Delaware corporation ("Lessee"), with respect to 2230 Broadway Avenue, Santa Monica, California. All capitalized terms used herein not otherwise defined shall have the respective meanings ascribed to them in the Lease.

            50.   RENT.

                  50.1 BASE RENT INCREASES. Base Rent during the term shall be as follows:

                        Months 1-12:               $ 55,680.00   per month
                        Months 13-24:              $ 57,350.40   per month
                        Months 25-36:              $ 59,070.91   per month
                        Months 36-48:              $ 60,843.04   per month
                        Months 49-60:              $ 62,668.33   per month

                  50.2 RENT ABATEMENT. Pursuant to that certain Agreement (the "Agreement") dated as of May 11, 2001 by and among Paul Weinstein, as Co-Trustee of the Weinstein Trust, and Edward Silver, as Co-Trustee of the Silver Trust, dba PTL Realty (collectively "Lessor"), (ii) Eureka Broadband Corporation, a Delaware corporation ("Eureka"), and (iii) Infogrames, Inc., a Delaware corporation ("Infogrames"), a copy of which is attached hereto as Exhibit "50.2," Lessee has agreed to make payable to both Eureka and Trustee certain monthly checks (the "Checks"), with the first Check due on July 1, 2001, and the last Check due on August 1, 2002. Lessor acknowledges and agrees that notwithstanding anything to the contrary contained in this Lease, Lessee shall have the right, commencing on July 1, 2001 and continuing until August 16, 2002, to offset from each installment of Base Rent due hereunder, an amount equal to the Check actually paid by Lessee. To the extent that Lessee fails to issue a Check as required under the Agreement, then Lessee shall have no right to offset such Check amount from Base Rent. Lessee acknowledges that (a) pursuant to a separate agreement between the Trustee and Lessor, the Trustee is required to deliver to Lessor Fifty Percent (50%) of each Check the Trustee receives, and
(b) a default by Lessee under the Agreement shall constitute a Breach of this Lease.

            51. OPTION TO RENEW TERM OF LEASE. Subject to the terms and provisions of Paragraph 39 of the Lease, Lessee shall have one (1) option ("Option"), to extend the Term of the Lease for a period of five (5) years with respect to the Premises ("Option Term"), upon giving Lessor written notice no less than 180 days and no more than 365 days prior to the expiration of the initial Term. All terms and conditions of this Lease shall apply to each Option Term, except for (i) the amount of initial Base Rent, and (ii) the Option granted pursuant to this Paragraph 51. During each Option Term, the initial Base Rent shall be adjusted to equal the then prevailing "Fair Market Value." For purposes of this Addendum, Fair Market Value shall mean an amount equal to the rate being charged to new lessees for comparable space in similar buildings in Santa Monica, taking into consideration the value of the existing improvements within the Premises, but not taking into consideration any rental concessions and improvement allowances being granted to new lessees. If Lessor and Lessee fail to reach agreement on the applicable option rent within sixty (60) days after delivery of the applicable Option notice, then each party shall make a separate determination of the applicable option rent within ten (l0) business days, concurrently exchange such determinations and such determinations shall be submitted to "Baseball Arbitration" as set forth herein. Lessor and Lessee shall each appoint an arbitrator who shall be a professional real estate broker or MAI appraiser who shall have been active over the five-year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of commercial properties in Santa Monica of a similar nature to the Premises. The two arbitrators so appointed shall within ten (10) days of the date of such appointment agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators. The determination by the arbitrators shall be limited solely to the issue of whether Lessor's or Lessee's submitted option rent is the closest to the actual option rent as determined by the three (3) arbitrators, taking into account the requirements set forth herein. The three (3) arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Lessor's or Lessee's submitted option rent. The decision of a majority of the three (3) arbitrators shall be final and binding upon Lessor and Lessee and a judgment on such decision may be rendered in a court of competent jurisdiction. The costs of arbitration shall be paid by Lessor and Lessee equally. Notwithstanding anything to the contrary contained herein, (a) in no event shall the Base Rent for the first month of each Option Term be less than the Base Rent then in effect for the month immediately prior to the first month of each Option Term, and (b) the Base Rent during each Option Term shall increase by 3% each year.

            52. ASSIGNMENT AND SUBLETTING. Notwithstanding anything to the contrary contained in Paragraph 12 of the Lease, as reasonable consideration for Lessor's consent to any assignment of this Lease or subletting of all or a portion of the Premises, Lessee shall pay to Lessor fifty percent (50%) of any "Transfer Premium." For purposes of this Lease, Transfer Premium means all base rent, additional rent and other sums and other consideration (other than any consideration paid for the value and/or assets of Lessee's business) in whatever form or nature payable by the transferee to Lessee after deducting (i) the rent payable by Lessee under this Lease (excluding the Transfer Premium) for the space which is the subject of the assignment or subletting, (ii) expenses for verifiable reasonable and customary brokerage commissions, lease concessions, and legal fees actually and reasonably incurred by Lessee in connection with the assignment or subletting and paid to third parties, and (iii) any changes, alterations and improvements to the Premises or improvement or decorating allowances or other "out-of-pocket" monetary concessions, in connection with the sublease or assignment. Lessee shall be entitled to recover all Lessee costs prior to paying any Transfer Premium to Lessor. Lessee shall deliver to Lessor at the time Lessee requests Lessor's consent pursuant to Paragraph 12 of the Lease, a complete statement, certified by Lessee, describing in detail the computation of any Transfer Premium that Lessee has derived or will derive from any assignment or subletting. Notwithstanding anything to the contrary contained in this Lease, neither (i) an assignment or subletting of all or a portion of the Premises (A) to an entity which is controlled by, controls or is under common control with Lessee, or (B) to a "Qualified Purchaser" (as defined below) of all or substantially all of the assets of Lessee or of an entity which is controlled by, controls or is under common control with Lessee, nor (ii) (Y) the use or occupancy of portions of the Premises by an entity which is funded by Lessee (or an entity which is controlled by, controls or is under common control with Lessee) in connection with Lessee's business in the "entertainment" or "computer" industry, or (Z) the use or occupancy of portions of the Premises by a party or parties in connection with the transaction of business with Lessee or with an entity which is controlled by, controls or is under common control with Lessee, shall be subject to the Lessor's consent or the payment of a Transfer Premium (collectively, such entities, purchasers, and parties shall be referred to herein collectively or individually as an "Affiliate"); provided, however, no sublease or assignment to an Affiliate shall release the Lessee named herein from any liability under this Lease. Lessee shall immediately notify Lessor of any such assignment, purchase, transfer, sublease, action, or use. For purposes of this Lease, "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, or majority ownership of any sort, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Lease, "Qualified Purchaser" shall mean an entity which has either (a) a net worth (established under generally accepted accounting principles) in excess of Ten Million Dollars ($10,000,000.00), or (b) a market capitalization in excess of One Hundred Million Dollars ($100,000,000.00). In addition, a transfer by operation of law or otherwise, in connection with the merger, consolidation or other reorganization of Lessee shall be considered an assignment of this Lease to which Lessor may withhold its consent, unless such transfer is with a Qualified Purchaser. In addition, notwithstanding Paragraph 12.1(b) to the contrary, a transfer of the voting control of Lessee to a "Qualified Purchaser" shall not constitute an assignment of this Lease.

            53. REAL PROPERTY TAXES. Notwithstanding anything to the contrary contained in Paragraph 10.1 of the Lease, the term "Real Property Taxes" shall not include any tax, fee, levy, assessment or charge, or any increase thereon, imposed by reason of a change in the ownership of the Premises.

            54.   LETTER OF CREDIT.

                  54.1 DELIVERY OF LETTER OF CREDIT. In addition to depositing a security deposit with Lessor, Lessee shall, on execution of this Lease, deliver to Lessor and cause to be in effect during the Lease Term an unconditional, irrevocable letter of credit ("LOC") in an amount equal to $111,360 (the "LOC AMOUNT") for an initial term of one (1) year. The LOC shall be in a form reasonably acceptable to Lessor and shall be issued by an LOC bank selected by Lessee and reasonably acceptable to Lessor. Lessor hereby approves
(a) Chase Manhattan Bank as the LOC bank, and the form of LOC attached hereto as Exhibit "54.1." The LOC shall survive termination of this Lease. An LOC bank is a bank that accepts deposits, maintains accounts, has a local office that will negotiate a letter of credit, and the deposits of which are insured by the Federal Deposit Insurance Corporation. Lessee shall pay all expenses, points, or fees incurred by Lessee in obtaining the LOC. The LOC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Lessee without the prior written consent of Lessor. Lessee acknowledges that Lessor has the right to transfer or mortgage its interest in the Project, the Building and in this Lease and Lessee agrees that in the event of any such transfer or mortgage, Lessor shall have the right to transfer or assign the LOC and/or the LOC Security Deposit (as defined below) to the transferee or mortgagee, and in the event of such transfer, Lessee shall look solely to such transferee or mortgagee for the return of the LOC and/or the LOC Security Deposit. Lessee shall, within ,ten (10) business days of request by Lessor, execute such further commercially reasonable instruments or assurances as Lessor may reasonably deem necessary to evidence or confirm Lessor's transfer or assignment of the LOC Security Deposit and/or the LOC to such transferee for mortgagee.

                  54.2 REPLACEMENT OF LETTER OF CREDIT. Lessee may, from time to time, replace any existing LOC with a new LOC if the new LOC (a) becomes effective at least thirty (30) days before expiration of the LOC that it replaces; (b) is in the required LOC amount; (c) is issued by an LOC bank reasonably acceptable to Lessor; and (d) otherwise complies with the requirements of this Paragraph 54.

                  54.3 LESSOR'S RIGHT TO DRAW ON LETTER OF CREDIT. The LOC shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the Lease Term. The LOC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Lessee without the prior written consent of Lessor. Lessor shall hold the LOC as security for the performance of Lessee's obligations under this Lease. If, after notice and failure to cure within any applicable period provided in this Lease, Lessee defaults on any provision of this Lease, Lessor may, without prejudice to any other remedy it has, draw on all or any portion of the LOC necessary to (a) pay Rent or other sum in default beyond the expiration of any applicable notice and cure period; and/or (b) compensate Lessor for any expense, loss, or damage that Lessor may suffer because of Lessee's default beyond the expiration of any applicable notice and cure period. The use, application or retention of the LOC, or any portion thereof, by Lessor shall not prevent Lessor from exercising any other right or remedy provided by this Lease or by law, it being intended that Lessor shall not first be required to proceed against the LOC and shall not operate as a limitation on any recovery to which Lessor may otherwise be entitled. If Lessee fails to renew or replace the LOC at least thirty (30) days before its expiration, Lessor may, without prejudice to any other remedy it has, draw on the entire amount of the LOC.

                  54.4 LOC SECURITY DEPOSIT. Any amount of the LOC that is drawn on by Lessor but not applied by Lessor shall be held by Lessor as an additional security deposit (the "LOC SECURITY DEPOSIT") in accordance with Paragraph 5 of this Lease

                  54.5 RESTORATION OF LETTER OF CREDIT AND LOC SECURITY DEPOSIT. If Lessor draws on all or any portion of the LOC and/or applies all or any portion of such draw, Lessee shall, within ten (10) business days after written demand by Lessor, either (a) deposit cash with Lessor in an amount that, when added to the amount remaining under the LOC and the amount of any LOC Security Deposit, shall equal the LOC Amount then required under this Paragraph 54; or (b) reinstate the LOC to the full LOC Amount, and Lessee's failure to do so shall be a default under this Lease. Within thirty (30) days following the expiration or early termination of this Lease, Lessor shall return the LOC, if not drawn, or any LOC proceed which have been drawn but not applied, to Lessee.

            55. ROOF RIGHTS. Subject to Lessor's prior written approval, which shall not be unreasonably withheld, conditioned or delayed, Lessee shall have the right to install and use, at no monthly rental charge, a roof mounted antenna and/or satellite dish, not to exceed 500 usable square feet. Lessee agrees to use Lessor's roofing contractor for the installation of the antenna/satellite dish if Lessee's installation will attach to or penetrate the roof. Lessee assumes any and all costs, expenses, liabilities and/or risks associated with the installation, use, maintenance, repair and/or removal of the antenna and/or satellite dish and shall promptly remove the antenna and/or satellite dish prior to the termination of this Lease at Lessee's sole cost and expense, whereupon Lessee shall repair any and all damage of any kind to the Project as a result of such removal. Lessee hereby assumes any and all risks associated with any loss or impairment of the signal, or any other related costs or inconveniences resulting therefrom. Lessee acknowledges that Lessor may install a new roof on the Building and that upon ten (10) days written notice, Lessee shall, at its sole cost and expense, remove its equipment from the roof during Lessor's installation of a new roof. Lessee agrees to protect, defend, indemnify and hold Lessor free and harmless from and against any obligation to any party which may claim any right as to the maintenance and/or use of the antenna and/or satellite dish, or the receipt or delivery of any signal therefrom. The indemnity obligations of Lessee as set forth in this Paragraph 55 shall survive the termination or expiration of this Lease. In connection with the installation, operation, maintenance and/or removal of the antenna and/or satellite dish, Lessee shall comply with all applicable laws, ordinances and Lessor's reasonable requirements with regard thereto. Lessee shall be solely responsible for obtaining and paying for all permits associated with the installation, operation, maintenance and/or removal of the antenna and/or satellite dish. The rights of Lessee pursuant to this Paragraph 55 are personal to Lessee and may not be assigned except to an Affiliate.

            56.   SIGNAGE.

                  56.1 Lessee shall be entitled to install, at Lessee's sole cost and expense, unrestricted building signage ("BUILDING SIGNAGE") on the exterior of the facade of the Premises, subject to Lessee obtaining all required governmental and other permits and approvals for the Building Signage.

                  56.2 All Lessee signs installed by Lessee shall comply with all applicable requirements of all governmental authorities having jurisdiction over the Project and shall be installed in a good and workmanlike manner. Such signs shall be maintained and kept in good repair at Lessee's sole cost and expense, and, on expiration or earlier termination of the Term, removed by Lessee, at Lessor's election, at Lessee's sole cost and expense. Lessee shall also be required to restore, at Lessee's sole cost and expense, any damage to the Project caused by such removal.

            57. SECURITY. Lessee shall have the right to install its own security/alarm system and/or have its own security personnel in the Premises, at Lessee's sole cost and expense, subject to Lessor's prior written approval with respect to the security/alarm system, which approval shall not be unreasonably withheld or delayed; provided, however, in the event the security/alarm system to be installed by Lessee will have no detrimental effect on the Building systems or structure, Lessee shall not be required to obtain the Lessor's prior written consent before installing such security/alarm system.

            58. REPAIRS. Notwithstanding anything to the contrary contained in Paragraph 7.2 of this Lease, Lessee hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

            59.   INSTALLATION OF NEW ROOF. Lessee acknowledges and agrees that
(a) during the Term, and any option terms, Lessor may install a new roof on the Building, (b) there may be certain noise, vibration, dust and odors as a result of such installation, (c) such installation may interfere with Lessee's use and occupancy of the Premises, and (d) Lessee shall have no right to abate any rent, claim a constructive eviction, or terminate this Lease as a result of any interference, noise, vibration, dust or odors occurring during the course of such roof installation. In connection with installing a new roof on the Building, Lessor shall (a) use commercially reasonable efforts to minimize inconvenience to Lessee, (b) once such installation has commenced, use commercially reasonable efforts to complete such installation in a timely manner, (c) comply with all applicable laws, and (d) provide Lessee with at least five (5) business days written notice prior to commencing any such installation and reasonably schedule such installation (provided that Lessee acknowledges and agrees that it is not unreasonable for Lessor to install such roof during normal business hours).

            60. SELF HELP RIGHT. Notwithstanding anything to the contrary contained in this Lease, in the event that Lessor does not commence to repair any roof leaks within three (3) business days after receipt of written notice from Lessee of the need for such repairs, Lessee shall have the right, as its sole and exclusive remedy (but subject to the terms of Paragraph 13.6 of the Lease), to repair such roof leaks and seek reimbursement from Lessor for the cost of such repairs, including the right to bring an action for recovery if Lessor does not promptly reimburse Lessee. Lessee shall document the cost of such roof repairs and supply said documentation to Lessor. Lessee acknowledges and agrees that Lessor's failure to repair such roof leaks within such three (3) day period shall not be deemed a Breach of this Lease, but shall be otherwise governed by Paragraph 13.6 of this Lease.

            61. INITIAL IMPROVEMENTS. Subject to compliance with the terms and provisions of Paragraph 7.3 of the Lease and this Paragraph 61, Lessee shall have the right to make those certain improvements to the Premises (the "Initial Improvements") substantially in accordance with the space plans (the "Space Plans") attached hereto as Exhibit "61," and Lessor hereby approves the same. Lessee shall retain an architect and an engineering consultant, if appropriate, to prepare the architectural and engineering drawings for the Premises, which shall include, without limitation, a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings, if applicable, in a form which is complete to allow subcontractors to bid on the work and obtain all applicable permits (collectively, the "Final Working Drawings"), and shall submit three (3) copies of the same, signed by Lessee, to Lessor for Lessor's approval. Lessor shall within three (3) business days after receipt of the Final Working Drawings (a) approve the Final Working Drawings, (b) approve the Final Working Drawings subject to specified conditions to be complied with prior to submittal to the City of Santa Monica, or (c) disapprove the Final Working Drawings and return the same to Lessee with requested revisions; provided, however, Lessor shall only disapprove such Final Working Drawings for non-compliance with code, an adverse effect on the structural integrity of the Premises, an adverse effect on the Premises systems or equipment or if the bow-truss ceilings are not completely exposed (individually and collectively, a "Design Problem"). Lessor shall have three (3) business days after receipt of the Final Working Drawings to approve or disapprove the same, and Lessor's failure to disapprove the same within such three (3) day period shall be deemed approval. This procedure shall be repeated until the Final Working Drawings are approved by Lessor. Concurrently with submitting the Final Working Drawings to Lessor for approval, Lessee may submit the same to the City of Santa Monica for all applicable building permits; provided, however, that Lessee shall have no right to commence any demolition or construction within the Premises prior to Lessor's approval of the Final Working Drawings (the "Approved Drawings"). No material changes, modifications or alterations to the Approved Drawings which would constitute a Design Problem may be made without the prior written consent of Lessor, not to be unreasonably withheld, conditioned or delayed. Lessor shall have three (3) business days after receipt of requested changes to the Approved Drawings to approve or disapprove the same, and Lessor's failure to disapprove the same within such three (3) business day period shall be deemed approval. Lessor's review of the Final Working Drawings shall be for its sole purpose and shall not imply Lessor's review of the same, or obligate Lessor to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Final Working Drawings are reviewed by Lessor or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Lessee by Lessor or Lessor's space planner, architect, engineers, and consultants, Lessor shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Final Working Drawings, and Lessee's waiver and indemnity set forth in this Lease shall specifically apply to the Final Working Drawings. Within ten (10) days after completion of construction of the Initial Improvements, Lessee shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with
Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Lessor upon such recordation; provided, however, Lessor's failure to so record shall not be a default under this Lease, but Lessee shall indemnify, defend and hold Lessor harmless from any liability or damages caused therefrom. If Lessee fails to do so, Lessor may execute and file the same on behalf of Lessee as Lessee's agent for such purpose, at Lessee's sole cost and expense. Within thirty (30) days after the conclusion of construction, (1) Lessee shall cause the designer and contractor
(A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "recordset" of plans are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Lessor two (2) sets of copies of such record set of plans, and (ii) Lessee shall deliver to Lessor a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises, to the extent applicable. All of Lessee's contractors shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Lessee as set forth in this Lease. In addition, Lessee shall carry "Builder's All Risk" insurance covering the construction of the Initial Improvements in an amount, and such other insurance and amounts, customarily required by prudent landlords of comparable buildings in the immediate vicinity of the Building. Such insurance shall include such extended coverage endorsements as may be reasonably required by Lessor including, but not limited to, the requirement that all of Lessee's Contractors shall carry excess liability and Products and Completed Operating Coverage insurance, each in amounts not less than $500,000 for each incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Lessee as set forth in this Lease. Lessor shall have no right to receive any management or supervision fee in connection with the construction of the Initial Improvements. Lessee shall provide Lessor with at least ten (10) days written notice prior to commencing any improvements or alteration, other than the Initial Improvements. This Paragraph 61 shall govern all alterations or improvements Lessee desires to make to the Premises.

            62. NO DEEDS OF TRUST. Lessor represents and warrants that no mortgages, ground leases or deeds of trust encumber the Building.

            63. CURRENT INSURANCE. Lessor represents and warrants that Lessor's annual insurance costs, prior to executing this Lease, equal $5,223.00.

            64. AS-IS. Except as otherwise set forth in the Lease, Lessee acknowledges and agrees that Lessee is accepting the Premises in its "as-is" condition and that Lessor has made no representations or warranties regarding the condition of the Premises or that the Premises are suitable for or will satisfactorily perform the functions for which they are intended by Lessee. In addition, Lessee acknowledges and agrees that (a) the Premises may not be in compliance with Applicable Requirements, including without limitation, fire and life safety laws and the Americans With Disabilities Act, and (b) unless modifications to the Premises are required as a result of a change in the Applicable Requirements after the mutual execution of this Lease (in which event such modifications shall be governed by Paragraph 2.3 (b) of the Lease), any modifications to the Premises required to comply with the Applicable Requirements shall be made by Lessee, at Lessee's sole cost and expense, and Lessee shall have no right to terminate this Lease.

            65. NO RECORDING. Lessee shall not record this Lease or any memorandum of the same.

            66. CONFLICTS. To the extent of any conflicts or inconsistencies between the terms and provisions of this Addendum and the terms and provisions of the Lease, the terms and provisions of this Addendum shall control.


LESSOR:

--------------------------------------
Paul Weinstein, Co-Trustee of the
Weinstein Trust


/s/ Edward Silver
--------------------------------------
Edward Silver, Co-Trustee of the
Silver Trust


LESSEE:

Infogrames, Inc., a
Delaware corporation


By:
--------------------------------------


Its:
--------------------------------------


By:
--------------------------------------


Its:
--------------------------------------

            64. AS-IS. Except as otherwise set forth in the Lease, Lessee acknowledges and agrees that Lessee is accepting the Premises in its "as-is", condition and that Lessor has made no representations or warranties regarding the condition of the Premises or that the Premises are suitable for or will satisfactorily perform the functions for which they are intended by Lessee. In addition, Lessee acknowledges and agrees that (a) the Premises may not be in compliance with Applicable Requirements, including without limitation, fire and life safety laws and the Americans With Disabilities Act, and (b) unless modifications to the Premises are required as a result of a change in the Applicable Requirements after the mutual execution of this Lease (in which event such modifications shall be governed by Paragraph 2.3(b) of the Lease), any modifications to the Premises required to comply with the Applicable Requirements shall be made by Lessee, at Lessee's sole cost and expense, and Lessee shall have no right to terminate this Lease.

            65. NO RECORDING. Lessee shall not record this Lease or any memorandum of the same.

            66. CONFLICTS. To the extent of any conflicts or inconsistencies between the terms and provisions of this Addendum and the terms and provisions of the Lease, the terms and provisions of this Addendum shall control.


LESSOR:


/s/ Paul Weinstein by Stuart Weinstein
--------------------------------------
Paul Weinstein, Co-Trustee of the
Weinstein Trust


--------------------------------------
Edward Silver, Co-Trustee of the
Silver Trust


LESSEE:

Infogrames, Inc., a
Delaware corporation

By: /s/ YB Yves Blehaut
--------------------------------------


Its: Senior Vice President
--------------------------------------


By:
--------------------------------------


Its:
--------------------------------------

                                  EXHIBIT 50.2

                                    AGREEMENT

            This Agreement (the "Agreement") dated May 11, 2001, is entered into by and among (i) Paul Weinstein, as Co-Trustee of the Weinstein Trust, and Edward Silver, as Co-Trustee of the Silver Trust, dba PTL Realty (collectively "Lessor"), (ii) Eureka Broadband Corporation, a Delaware corporation ("Eureka"), and (iii) Infogrames, Inc., a Delaware corporation ("Infogrames"), with reference to the following facts:

            A. Lessor is the owner of that certain real property, including all improvements thereon, located at 2230 Broadway Avenue, Santa Monica, California (the "Property"). Lessor previously entered into that certain Standard Industrial/Commercial Single-Tenant Lease (the "Original Lease") dated July 30,1998, with Digital Entertainment Network, Inc., a Delaware corporation (the "Original Lessee"), pursuant to which Lessor leased to Original Lessee, and Original Lessee leased from Lessor, the Property.

            B. On or about June 9, 2000, Original Lessee filed a voluntary petition for relief under Chapter 7 of Title 11 of the United States Bankruptcy Code. R. Todd Neilson ("Trustee") subsequently accepted appointment as Chapter 7 Trustee for the bankruptcy estate of Original Lessee and continues to serve in that capacity. On October 4, 2000, Lessor and Trustee entered into that certain Stipulation to Compromise Re Broadway Lease (the "Stipulation") whereby Lessor, among other things, consented to Trustee's assignment of the Original Lease to Eureka pursuant to that certain Assignment and Assumption Agreement Re Commercial Lease of Building Located at 2230 Broadway Avenue, Santa Monica, California (the "Assumption Agreement").

            C. Pursuant to Paragraph G of the Assumption Agreement, Eureka is obligated to pay directly to Trustee certain monthly payments, which payments represent the "Premiums" as defined in Paragraph 51 of the Addendum to the Original Lease dated July 21, 1998 and referred to in Paragraph C of the Stipulation.

            D. Eureka now desires to terminate the Original Lease prior to its stated expiration date and Infogrames desires to enter into a new lease with Lessor with respect to the Property (the "New Lease").

            E. In connection with the New Lease, and beginning July 1, 2001, Infogrames has agreed to pay the Premiums to Trustee on behalf of Eureka.

            NOW, THEREFORE, the parties agree as follows:

            1. Infogrames to Pay Premiums. Commencing July 1, 2001, Infogrames shall deliver to Eureka a monthly check in the amount of the Premiums, which check shall be made payable to both Eureka and Trustee (the "Check(s)"). Eureka shall immediately both endorse and deliver the Check to Trustee. The amounts of the Checks are set forth below and due on the first of each respective month:

                  July 1, 2001- July 31, 2001                     $13,203.43
                  August 1, 2001- August 31, 2001                 $12,706.93
                  September 1, 2001- September 30, 2001           $12,210.43
                  October 1, 2001- July 31, 2002                  $13,776.43
                  August 1, 2002 - August 16, 2002                $ 3,953.44

            2. Partial Payment of Rent. Lessor acknowledges that the amounts of the Checks shall be in partial satisfaction of Infogrames's obligation to make rent payments to Lessor under the New Lease and therefore Lessor will reduce on a dollar for dollar basis the amount of rent Infogrames is obligated to pay to Lessor by the total amount of the amounts paid through the Checks.

            3. Lessor shall reimburse to Eureka the Premium Eureka previously paid to Trustee for the period of May 15, 2001 through May 31, 2001, within 5 days of Lessor's confirmation from Trustee that Trustee has received the same. In addition, Lessor shall pay to Eureka the amount of the Premium owed to Trustee by Eureka for the month of June upon Lessor's receipt from Infogrames of rent for the period May 15, 2001 through June 30, 2001.

            4. No Interest in Lease. Eureka acknowledges that it has no right or interest in the Checks and that Lessor will suffer damages if the Checks are not endorsed and delivered to Trustee when and as due and Lessor will have all the rights and remedies under California law, including its right to recover attorneys' fees and costs.

            5. Conditions Precedent. This Agreement is conditioned upon (a) Lessor and Infogrames entering into the New Lease for the entire Property on terms and conditions acceptable to the parties in their respective discretion,
(b) Lessor and Eureka entering into a lease termination agreement (the "Termination Agreement") with respect to the Original Lease, and (c) Eureka vacating the Property in accordance with the terms of the Termination Agreement.

            6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

Executed this       day of May, 2001.
             ------

LESSOR:                                         EUREKA

------------------------------------------
Paul Weinstein, as Co-Trustee of the            EUREKA BROADBAND CORPORATION, a
Weinstein Trust                                 Delaware corporation


                                                By:
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

------------------------------------------
Edward Silver, as Co-Trustee of the Silver
Trust

                                                By:
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

                                                INFOGRAMES

                                                INFOGRAMES, INC., a
                                                Delaware corporation

                                                By:
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

                                                By:
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

                                  Exhibit 54.1

                                Letter of Credit

BENEFICIARY:  EDWARD SILVER AND PAUL WEINSTEIN, DBA PTL REALTY


APPLICANT:    INFOGRAMES, INC.

AMOUNT: ONE HUNDRED AND ELEVEN THOUSAND_THREE HUNDRED AND SIXTY U.S. DOLLARS ($_111,360.00__)

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER____________ IN YOUR FAVOR FOR THE AMOUNT INDICATED ABOVE, EXPIRING AT OUR COUNTERS IN NEW YORK WITH OUR CLOSE OF BUSINESS ONE YEAR FROM DATE OF ISSUANCE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS AVAILABLE WITH THE CHASE MANHATTAN BANK, NEW YORK AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON THE CHASE MANHATTAN BANK, NEW YORK OR PAYABLE AT THE CHASE MANHATTAN BANK, LOS ANGELES, CALIFORNIA WHEN ACCOMPANIED BY THE DOCUMENTS INDICATED HEREIN:

BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING AS FOLLOWS:

"THE AMOUNT OF THIS DRAWING USD____________________UNDER THE CHASE MANHATTAN BANK LETTER OF CREDIT NUMBER_________REPRESENTS FUNDS DUE US AS INFOGRAMES, INC. HAS NOT FULFILLED ITS OBLIGATIONS UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN INFOGRAMES, INC., AS TENANT, AND EDWARD SILVER AND PAUL WEINSTEIN, DBA PTL REALTY, AS LANDLORD."

IT IS A CONDITION OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED, WITHOUT AMENDMENT, FOR AN ADDITIONAL PERIOD OF ONE YEAR FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 60 DAYS PRIOR TO SUCH DATE WE SEND YOU NOTICE IN WRITING BY REGISTERED MAIL, OR HAND DELIVERY AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD. HOWEVER IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND THE FINAL EXPIRY DATE OF 30 DAYS AFTER TERMINATION OF THE LEASE. UPON SUCH NOTICE TO YOU, YOU MAY DRAW DRAFT(S) ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN APPLICABLE EXPIRATION DATE, ACCOMPANIED BY YOUR DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING: "THE AMOUNT OF THIS DRAWING USD ________UNDER THE CHASE MANHATTAN BANK LETTER OF CREDIT NUMBER
_________REPRESENTS

FUNDS DUE US AS WE HAVE RECEIVED NOTICE FROM THE CHASE MANHATTAN BANK OF THEIR DECISION NOT TO EXTEND LETTER OF CREDIT NUMBER___________FOR AN ADDITIONAL YEAR AND THE OBLIGATION REMAINS OUTSTANDING."

OR

"THE AMOUNT OF THIS DRAWING USD_________________UNDER THE CHASE MANHATTAN BANK LETTER OF CREDIT NUMBER_________REPRESENTS FUNDS WHICH ARE DUE AND PAYABLE AS THIS LETTER OF CREDIT EXPIRES WITHIN THIRTY (30) DAYS AND INFOGRAMES, INC. HAS NOT PROVIDED FOR AN EXTENSION TO THIS LETTER OF CREDIT OR A REPLACEMENT TO THIS LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS OF THE LEASE."


Exhibit 54.1 Infogrames Lease-1-

PARTIAL DRAWINGS ARE PERMITTED

THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY (BUT NOT IN PART) AND MAY BE SUCCESSFULLY TRANSFERRED AND THE CHASE MANHATTAN BANK ONLY IS AUTHORIZED TO ACT AS THE TRANSFERRING BANK. WE SHALL NOT RECOGNIZE ANY TRANSFER OF THIS LETTER OF CREDIT UNTIL THIS ORIGINAL LETTER OF CREDIT TOGETHER WITH ANY AMENDMENTS AND A SIGNED AND COMPLETED TRANSFER FORM SATISFACTORY TO US IS RECEIVED BY US. OUR TRANSFER CHARGES ARE FOR THE ACCOUNT OF THE APPLICANT. [TRANSFER FORMS ARE ATTACHED]

THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORMS MUST BE VERIFIED BY YOUR BANK. IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE AND WHEREVER THE BENEFICIARY'S NAME APPEARS WITHIN THIS LETTER OF CREDIT, THE TRANSFEREE'S NAME IS AUTOMATICALLY SUBSTITUTED THEREFOR. THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON WITH WHICH U.S. PERSONS ARE PROHIBITED FROM DOING BUSINESS UNDER U.S. FOREIGN ASSETS CONTROL REGULATIONS OR OTHER APPLICABLE U.S. LAWS AND REGULATIONS.

IN THE EVENT A DRAWING IS PAID UNDER THIS LETTER OF CREDIT PRIOR TO A SCHEDULED DECREASE, THE AMOUNTS OF THE SUCCEEDING SCHEDULED DECREASE(S) SHALL BE REDUCED BY THE AMOUNT OF SUCH PAYMENT IN THE ORDER OF OCCURRENCE OF SUCH DECREASE(S) UNTIL THE AMOUNT OF SUCH PAYMENT HAS BEEN FULLY APPLIED.

THIS LETTER OF CREDIT CANNOT BE AMENDED, DISCHARGED OR TERMINATED EXCEPT BY WRITTEN REQUEST SIGNED BY AUTHORIZED SIGNERS FOR INFOGRAMES, INC. AND EDWARD SILVER AND PAUL WEINSTEIN, DBA PTL REALTY. IN THE EVENT OF AN AMENDMENT(S) INCREASING OR DECREASING THE CREDIT VALUE, THE SCHEDULE SHALL BE ADJUSTED ACCORDINGLY.

ARTICLE 41 OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) PUBLICATION NUMBER 500 SHALL NOT APPLY TO THIS LETTER OF CREDIT.

ALL CORRESPONDENCE AND ANY DRAWINGS PRESENTED IN CONNECTION WITH THIS LETTER OF CREDIT MUST ONLY BE PRESENTED TO US AT THE CHASE MANHATTAN BANK, 4 CHASE METROTECH CENTER, 8TH FLOOR, BROOKLYN, NEW YORK 11245, ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT. CUSTOMER INQUIRY NUMBERS ARE (718) 242-4885 AND
(718) 242-4898.

WE HEREBY ISSUE THIS STANDBY LETTER OF CREDIT IN YOUR FAVOR. IT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE ("UCP") FOR DOCUMENTARY CREDITS (1993 REVISION INTERNATIONAL CHAMBER OF COMMERCE, PARIS, FRANCE PUBLICATION NO. 500) AND ENGAGES US IN ACCORDANCE WITH THE TERMS THEREOF. AS TO MATTERS NOT COVERED BY THE UCP AND TO THE EXTENT NOT INCONSISTENT WITH THE UCP, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE NUMBER AND THE DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFTS REQUIRED UNDER THIS LETTER OF CREDIT.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON REPRESENTATION TO US.

*******************************************************************************

****************************

WE HEREBY AGREE WITH THE ABOVE TERMINOLOGY.

Exhibit 54.1 Infogrames Lease-2-

INFOGRAMES, INC.


----------------------
AUTHORIZED SIGNATURE

SAMPLE LEASE.DOC


Exhibit 54.1 Infogrames Lease-3-

                              EXHIBIT 61

                              SPACE PLANS


                             [see attached]